SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 19, 1996


                                 DYNAGEN, INC.
                                 -------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-11352                   04-3029787
         --------                       -------                   ----------
(State or other jurisdiction of    (Commission file           (I.R.S. Employer
 incorporation or organization)          number)             Identification No.)



     99 Erie Street, Cambridge, MA                                     02139
     -----------------------------                                     -----
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including area code:       (617) 491-2527
                                                         ---------------------


                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

         On August 9, 1996, DynaGen, Inc. ("DynaGen"), and Able Acquisition Corp., a subsidiary of DynaGen (together with DynaGen, the "Buyers"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Alpharma USPD Inc. ("Alpharma") and Able Laboratories, Inc. (the "Seller"), a subsidiary of Alpharma. On August 19, 1996, the Buyers acquired, pursuant to the Asset Purchase Agreement, substantially all of the assets of the Seller (the "Assets"), including all machinery and equipment and all raw materials, work-in-process, finished and other inventories of the Seller's tablet business, including finished goods presently located at Alpharma's central distribution center in Baltimore, Maryland; related supplies and all equipment for the manufacture of suppository products; and all proprietary rights. The purchase price and terms for the transaction were determined in arms-length negotiations between the parties. On August 19, 1996, the Buyers paid the Seller $550,000 in cash in exchange for the Assets, which purchase price was paid out of DynaGen's cash reserves. The Buyers also assumed the Seller's obligations, including the payment of rent in the amount of $21,965 per month plus certain expenses, under a lease for real property located in South Plainfield, New Jersey, until such lease expires on March 31, 2000. As additional consideration for the purchase and sale of the Assets, the Buyers agreed pursuant to the Asset Purchase Agreement not to directly or indirectly manufacture or sell, or assist any third party in the manufacture or sale of, certain suppository products for periods of between two and five years. The Seller and Alpharma agreed pursuant to the Asset Purchase Agreement not to directly or indirectly manufacture or sell any tablet product for a period of five years. A copy of the Asset Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.

         DynaGen is primarily engaged in the development and marketing of therapeutic and diagnostic products for the human health care market. The Seller is a pharmaceutical manufacturing firm specializing in all phases of drug manufacturing and over-the-counter/generic drug compounding for generic wholesalers, retail drug chains and ethical drug procedures. DynaGen intends to continue to use the assets purchased from the Seller for the purpose of manufacturing suppository and solid dosage tablet products.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  It is impracticable to provide the financial statements required pursuant to Regulation S-X at the time this report is filed. Such required financial information will be filed under cover of Form 8-K as soon as practicable but not later than October 18, 1996.

         (b)      Unaudited Pro Forma Combined Financial Information.

                  It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X at the time this report is filed. Such required pro forma financial information will be filed under cover of Form 8-K as soon as practicable but not later than October 18, 1996.


         (c)      Exhibits.

                  2.1      Asset Purchase Agreement, dated August 9, 1996, among
                           DynaGen,   Inc.,   Able   Acquisition   Corp.,   Able
                           Laboratories, Inc. and Alpharma USPD Inc.

                  2.2      Product Supply Agreement, dated August 9, 1996, among
                           DynaGen,   Inc.,  Able  Acquisition  Corp.  and  Able
                           Laboratories, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DYNAGEN, INC.



                                  By: /s/Dhanajay G. Wadekar
                                      ---------------------------------
                                      Name: Dhanajay G. Wadekar
                                      Title:Executive Vice President



Dated:  August 19, 1996

                                  EXHIBIT INDEX


EXHIBIT NO.                                            DESCRIPTION                                          PAGE
- -----------                                            -----------                                          ----

       2.1          Asset Purchase Agreement, dated August 9, 1996, among DynaGen, Inc., Able
                    Acquisition Corp., Able Laboratories, Inc. and Alpharma USPD Inc.

       2.2          Product Supply Agreement, dated August 9, 1996, among DynaGen, Inc., Able
                    Acquisition Corp. and Able Laboratories, Inc.